SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 25, 2003,
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                               (February 25, 2003)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



      Oklahoma                           1-13726                73-1395733
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(State or other jurisdiction       (Commission File No.)      (IRS Employer
    of incorporation)                                       Identification No.)


6100 North Western Avenue, Oklahoma City, Oklahoma                    73118
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 (Address of principal executive offices)                           (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE


     Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on February 25, 2003 announcing a common stock offering. The following was included in the Press Release:

OKLAHOMA CITY, OKLAHOMA, FEBRUARY 25, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it intends to commence a proposed public offering of 20,000,000 shares of common stock. Chesapeake intends to use the net proceeds of the offering to finance, in part, its recently announced acquisition of natural gas properties from The El Paso Corporation, which is scheduled to close in March 2003, or in the event the El Paso acquisition is not consummated, proceeds will be used for general corporate purposes, including possible future acquisitions.

The offering will be made under the company's existing shelf registration statement and is expected to price the week of February 24, 2003. The company has also granted the underwriters an option to purchase an additional 3,000,000 shares of common stock to cover over-allotments.

Credit Suisse First Boston, Morgan Stanley and Salomon Smith Barney will be joint book-running managers for the offering. Copies of the preliminary prospectus relating to the offering may be obtained from the offices of Credit Suisse First Boston, Prospectus Department, One Madison Avenue, New York, New York 10010, 212-325-2580, Morgan Stanley, Prospectus Department, 1585 Broadway, New York, New York 10036, 212-761-4000, and Salomon Smith Barney, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, 718-765-6732.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.


This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Chesapeake Energy Corporation is one of the ten largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            CHESAPEAKE ENERGY CORPORATION


                                            By: /s/ Aubrey K. McClendon
                                                    Aubrey K. McClendon
                                                    Chairman of the Board and
                                                    Chief Executive Officer

Dated:        February 25, 2003




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